UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 22, 2013

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 26, 2013, Independence Realty Trust, Inc., or IRT, filed a Current Report on Form 8-K, or the initial report, reporting the acquisition through a wholly-owned subsidiary of IRT on November 22, 2013 of a fee simple interest in a 432-unit garden-style apartment property located in Jackson, Mississippi, known as The Crossings at Ridgewood Apartments, or the property. IRT hereby amends the initial report to provide the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the initial report.

Item 9.01 Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, IRT hereby files the following financial statements and pro forma information relating to the acquisition of the property.

(a) Financial Statements of Businesses Acquired.

Independent Auditor’s Report.

Statements of Revenue and Certain Expenses of The Crossings at Ridgewood Apartments for the nine month periods ended September 30, 2013 and 2012 (unaudited) and for the year ended December 31, 2012.

Notes to Statements of Revenue and Certain Expenses of The Crossings at Ridgewood Apartments.

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet as of September 30, 2013.

Unaudited pro forma consolidated statements of operations for the nine month period ended September 30, 2013 and for the year ended December 31, 2012.

Notes to Unaudited Pro Forma Financial Information.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the Pro Forma Financial Information following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

December 2, 2013	By:	/s/ James J. Sebra

James J. Sebra
Chief Financial Officer and Treasurer

Independent Auditor’s Report

To the Stockholders of

Independence Realty Trust, Inc.

Philadelphia, Pennsylvania

Report on the Historical Summary

We have audited the accompanying statement of revenue and certain expenses (the “Historical Summary”) of The Crossings at Ridgewood Apartments (the “Property”) for the year ended December 31, 2012, and the related notes to the Historical Summary.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the Historical Summary, the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form S-11 of Independence Realty Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ McGladrey LLP

Philadelphia, Pennsylvania
November 18, 2013

THE CROSSINGS at RIDGEWOOD APARTMENTS

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Nine Month Periods Ended September 30 (Unaudited)		For the Year Ended December 31
	2013	2012	2012
REVENUE:
Rental income	$2,568,156	$2,367,928	$3,197,687
Reimbursement income	168,816	157,808	212,725
Other income	141,745	128,848	167,663

Total Revenue	2,878,717	2,654,584	3,578,075

CERTAIN EXPENSES:
Operating and maintenance	1,025,064	999,476	1,295,992
Taxes and insurance	254,619	251,410	345,092
Management fees	138,953	124,004	168,630
Bad debt expenses	81,709	157,487	186,186

Total Certain Expenses	1,500,345	1,532,377	1,995,900

Revenue in excess of Certain Expenses	$1,378,372	$1,122,207	$1,582,175

The accompanying notes are an integral part of these statements.

THE CROSSINGS at RIDGEWOOD APARTMENTS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Nine Month Periods Ended September 30, 2013 and 2012 and for the Year Ended December 31, 2012

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses (the Historical Summary) include the revenue and certain expenses of the following property (hereinafter referred to as the Property):

Property Name	Type	Units	Location
The Crossings at Ridgewood Apartments	Multi-family	432	Jackson, MS

On October 29, 2013 a definitive agreement was entered into for the acquisition of the Property by Independence Realty Trust (IRT) for a purchase price equal to $23.0 million.

The Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenue and certain expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenue and expenses. Items excluded consist principally of interest on mortgages and depreciation for the Property.

The Historical Summary presents the revenue and certain expenses of the Property during the identified periods and may not be comparable to future periods. Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through November 18, 2013, the date the financial statements were available to be issued.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other income results from fees for late payments, cleaning, damages, storage, parking, and laundry facilities and is recorded when earned.

b. Property Management Fees

For the nine month periods ended September 30, 2013 and 2012, property management fees were $138,953 and $124,004, respectively (unaudited). For the year ended December 31, 2012, property management fees were $168,630.

THE CROSSINGS at RIDGEWOOD APARTMENTS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Nine Month Periods Ended September 30, 2013 and 2012 and

for the Year Ended December 31, 2012

c. Bad Debt Expense

The Property recognizes bad debt expense for uncollectible receivables. Management’s estimate of bad debt expense is based on expected and inherent risks of collectability for receivables from tenants. For the nine month periods ended September 30, 2013 and 2012, bad debt expenses were $81,709 and $157,487, respectively (unaudited). For the year ended December 31, 2012, bad debt expenses were $186,186.

d. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

NOTE 3: COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Property.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2013

The following unaudited pro forma financial statements of Independence Realty Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our,” or “us”) have been prepared to provide pro forma financial information with regard to: (i) the acquisition of The Crossings at Ridgewood Apartments (the “Crossings”) which we acquired on November 22, 2013, (ii) the acquisition of Runaway Bay Apartments, which we acquired on October 11, 2012, (iii) the payment of cash dividends on our common stock in October, November and December 2013, which were declared by our board of directors on October 10, 2013, (iv) the exchange by RAIT of 5,274,900 common units in our operating partnership for 5,274,900 shares of our common stock on May 7, 2013, and (v) borrowings drawn on our $20 million secured revolving credit facility, which we entered into on October 25, 2013 (collectively, the “Transactions”).

The unaudited pro forma consolidated balance sheet as of September 30, 2013 is presented as if the Transactions described in items (i), (iii), and (v) had occurred on September 30, 2013. The unaudited pro forma consolidated statements of operations for the nine month period ended September 30, 2013 and the year ended December 31, 2012 are presented as if the Transactions had occurred on January 1, 2012. The transactions described in item (ii) and (iv) were completed prior to September 30, 2013 and are reflected in our historical unaudited consolidated balance sheet as of September 30, 2013.

The unaudited pro forma consolidated financial statements included in this registration statement are presented for informational purposes only. The unaudited pro forma adjustments are based on information and assumptions that we consider reasonable and factually supportable. This information includes various estimates and assumptions and may not necessarily be indicative of the financial condition or results of operations that would have occurred if each of the Transactions occurred on the date or at the beginning of the period indicated or which may be obtained in the future. The unaudited pro forma consolidated balance sheet and statements of operations and accompanying notes should be read in conjunction with our historical consolidated financial statements and the statements of revenue and certain expenses of Runaway Bay Apartments included in our registration statement on Form S-11 previously filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2013.

The statements contained in this filing may include forward-looking statements within the meaning of the U.S. federal securities laws. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and releasing activities.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2013

(Dollars in thousands, except share and per share data)

	Historical (A)	Other Adjustments (B)	The Crossings at Ridgewood Apartments (C)	Pro Forma
ASSETS:
Investments in real estate, net of accumulated depreciation	$151,860	$—	$22,588	$174,448
Cash and cash equivalents	16,526	6,408	(20,500)	2,434
Restricted cash	1,076	—	—	1,076
Accounts receivable and other assets	1,035	—	—	1,035
Deferred costs and Intangible assets, net of accumulated amortization	1,528	—	412	1,940

Total Assets	$172,025	$6,408	$2,500	$180,933

LIABILITIES AND EQUITY:
Mortgage indebtedness	$92,284	$7,950	$2,500	$102,734
Accounts payable and accrued expenses	2,329	—	—	2,329
Accounts interest payable	31	—	—	31
Dividends payable	514	—	—	514
Other liabilities	652	—	—	652

Total Liabilities	95,810	7,950	2,500	106,260
Equity:
Stockholder’s Equity:
Preferred stock, $0.01 par value	—	—	—	—
Common stock, $0.01 par value	96	—	—	96
Additional paid-in-capital	78,182	—	—	78,182
Retained earnings (deficit)	(2,063)	(1,542)	—	(3,605)

Total equity	76,215	(1,542)	—	74,673

Total liabilities and equity	$172,025	$6,408	$2,500	$180,933

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2013

(Dollars in thousands)

	Historical (D)	The Crossings at Ridgewood Apartments (E)	Other Insignificant Acquisitions (F)	Pro Forma Adjustments		Pro Forma
REVENUE:
Rental income	$12,655	$2,568	$1,637	$—		$16,860
Tenant reimbursement and other property income	668	169	34	—		871
Other income	852	142	106	—		1,100

Total revenue	14,175	2,879	1,777	—		18,831
EXPENSES:
Property operating expenses	6,820	1,501	701	—		9,022
General & administrative expenses	374	—	—	—		374
Asset management fees	165	—	—	204	(G)	369
Acquisition expenses	50	—	—	—		50
Depreciation and amortization	3,107	—	—	536	(H)	3,643

Total expenses	10,516	1,501	701	740		13,458

Operating income	3,659	1,378	1,076	(740)		5,373
Interest expense	(2,693)	—	—	(231	) (I)	(2,924)

Net income (loss)	966	1,378	1,076	(971)		2,449
Income (loss) allocated to preferred shares	(10)	—	—	10	(J)	—
Income (loss) allocated to non-controlling interests	(649)	—	—	649	(K)	—

Net income (loss) allocable to common shares	$307	$1,378	$1,076	$(312)		$2,449

Earnings Per Share:
Basic	$0.08					$0.25

Diluted	$0.08					$0.25

Weighted-Average Shares:
Basic	3,875,331					9,635,907	(L)

Diluted	3,875,331					9,635,907	(L)

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(Dollars in thousands)

	Historical (M)	Runaway Bay Apartments (N)	The Crossings at Ridgewood Apartments (O)	Other Insignificant Acquisitions (F)	Pro Forma Adjustments		Pro Forma
REVENUE:
Rental income	$14,849	$1,444	$3,198	$1,975	$—		$21,466
Tenant reimbursement and other property income	818	95	213	10	—		1,136
Other income	962	149	167	145	—		1,423

Total revenue	16,629	1,688	3,578	2,130	—		24,025
EXPENSES:
Property operating expenses	8,066	833	1,996	991	—		11,886
General & administrative expenses	968	—	—	—	—		968
Asset management fees	240	—	—	—	272	(G)	512
Acquisition expenses	157	—	—	—	125	(P)	282
Depreciation and amortization	3,466	—	—	—	1,389	(H)	4,855

Total expenses	12,897	833	1,996	991	1,786		18,503

Operating income	3,732	855	1,582	1,139	(1,786)		5,522
Interest expense	(3,305)	—	—	—	(602	) (Q)	(3,907)

Net income (loss)	427	855	1,582	1,139	(2,388)		1,615
Income (loss) allocated to preferred shares	(15)	—	—	—	15	(J)	—
Income (loss) allocated to non-controlling interests	(535)	—	—	—	535	(K)	—

Net income (loss) allocable to common shares	$(123)	$855	$1,582	$1,139	$(1,838)		$1,615

Earnings Per Share:
Basic	$(0.45)						$0.17

Diluted	$(0.45)						$0.17

Weighted-Average Shares:
Basic	275,384						9,550,284	(L)

Diluted	275,384						9,550,284	(L)

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(Dollars in thousands, except per share and unit data)

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated balance sheet as of September 30, 2013 associated with our acquisition of the Crossings.

(A)	Represents our historical unaudited consolidated balance sheet as previously filed on Form 10-Q as of September 30, 2013. Includes our acquisition of Runaway Bay Apartments, which we acquired on October 11, 2012, and the exchange by RAIT of 5,274,900 common units in our operating partnership for 5,274,900 shares of our common stock on May 7, 2013.

(B)	Represents (i) borrowings drawn on our revolving credit facility with The Huntington National Bank on November 15, 2013 in the amount of $7,950 and (ii) $1,542 of cash dividends declared by our board of directors for the months of October, November and December 2013 and payable on November 15, 2013, December 16, 2013 and January 15, 2014, respectively, to holders of our common stock as of October 31, 2013, November 29, 2013 and December 31, 2013, respectively at the rate of $0.05333 per share per month. For purposes of calculating the dividend we have assumed that shares of our common stock are outstanding as of each of the record dates.

(C)	Represents the acquisition of the Crossings for a purchase price of $23,000. We used our revolving credit facility of $2,500 and available cash of $20,500 to fund this acquisition. We have allocated the total purchase price based upon estimated fair value in accordance with ASC 805, as shown in the table below. The allocations reflected in these unaudited pro forma consolidated financial statements have not been finalized and are based upon preliminary estimates of fair value, which is the best available information as of the date of this Current Report on Form 8-K/A. The final determination of the fair value of these assets and liabilities will be based on the actual valuation of tangible and intangible assets and liabilities that exist as of the date the transaction. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities could change significantly.

Land	$4,600
Building and improvements	17,988
Intangible asset – In place leases	412

Total	$23,000

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated statements of operations for the nine month period ended September 30, 2013 and for the year ended December 31, 2012.

(D)	Represents our historical consolidated statement of operations for the nine month period ended September 30, 2013 as previously filed on Form 10-Q.

(E)	Reflects the operations of the Crossings for the nine month period ended September 30, 2013 as presented in Item 9(a) of this Current Report on Form 8-K/A.

(F)	Represents a pro forma adjustment to reflect the historical property operations for Berkshire Square Apartments that was acquired on September 19, 2013 for $13,250. The property operations for the period after September 19, 2013 are already included in our historical financial statements and the pro forma adjustments below represent the historical property operations prior to September 19, 2013.

	Results of Operations for the Period from January 1, 2013 to September 18, 2013	Results of Operations for the Year Ended December 31, 2012
REVENUE:
Rental income	$1,637	$1,975
Tenant reimbursement and other property income	34	10
Other income	106	145

Total revenue	1,777	2,130
CERTAIN EXPENSES:
Property operating expenses	701	991

Total certain expenses	701	991

Revenue over certain expenses	$1,076	$1,139

(G)	Reflects asset management fees payable to our advisor as a result of the acquisition of the Crossings and the acquisition of Berkshire Square in September 2013. Pursuant to our advisory agreement, asset management fees are payable at the annual rate of 0.75% on the gross assets acquired after August 14, 2013. The acquisition of Berkshire Square and the acquisition of the Crossings will increase gross assets by $36,250, or approximately $272 of asset management fees on an annual basis. For the nine month period ended September 30, 2013, asset management fees of $204 would be due associated with these acquisitions.

(H)	Reflects the estimated depreciation expense on Berkshire Square and the Crossings based on a 40 year useful life for buildings and a 5 year useful life for furniture, fixtures and equipment. Also includes the amortization of the in-place lease values of $412 for the Crossings over the estimated life of 6-months during the year ended December 31, 2012.

(I)	The pro forma adjustment for interest expense reflects the $10,450 of revolving credit facility borrowings, consisting of $7,950 of revolving credit facility borrowings drawn on November 15, 2013 and $2,500 drawn on November 26, 2013 to fund a portion of the purchase price for the acquisition of the Crossings as if they occurred on January 1, 2013. Interest on the line of credit accrues at an annual rate of 1 month LIBOR plus 275 basis points. The interest rate reflects an average 1 month LIBOR of 0.20% for the nine month period ended September 30, 2013.

(J)	In August 2013, we redeemed, in full, our Series A Preferred Shares at par. This adjustment reflects that redemption as if it occurred on January 1, 2012.

(K)	In August 2013, we redeemed, in full, our Series B Preferred Units of our operating partnership at par. This adjustment reflects that redemption as if it occurred on January 1, 2012.

(L)	The weighted-average shares outstanding for the nine month period ended September 30, 2013 and for the full year 2012 reflect the following transactions as if they occurred on January 1, 2012: (i) the conversion in May 2013 of RAIT’s 5,274,900 common units in our operating partnership into 5,274,900 shares of our common stock, and (ii) the issuance of 4,000,000 shares of our common stock in August 2013.

(M)	Represents our historical consolidated statement operations as previously filed on Form 10-K as of and for the year ended December 31, 2012.

(N)	We acquired Runaway Bay Apartments on October 11, 2012. This column reflects the operations of Runaway Bay Apartments from January 1, 2012 through October 11, 2012. The operations of Runaway Bay Apartments after the date of acquisition are included in our historical consolidated statement of operations for the year ended December 31, 2012. The column was computed as follows:

	Results of Operations for the Nine-Month Period Ended September 30, 2012 (a)	Results of Operations for the Period for October 1, 2012 through October 11, 2012 (b)	Total Pro Forma Adjustment
REVENUE:
Rental income	$1,388	$56	$1,444
Tenant reimbursement and other property income	91	4	95
Other income	143	6	149

Total revenue	1,622	66	1,688
CERTAIN EXPENSES:
Property operating expenses	801	32	833

Total certain expenses	801	32	833

Revenue over certain expenses	$821	$34	$855

(a)	Represents the unaudited historical statement of revenues and certain expenses of Runaway Bay Apartments as previously filed on our registration statement on Form S-11 with the SEC on November 19, 2013.
(b)	Represents financial data for Runaway Bay Apartments for the period for October 1, 2012 through October 11, 2012, the date on which we acquired the property.

(O)	Reflects the operations of the Crossings for the year ended December 31, 2012 as presented in Item 9(a) of this Current Report on Form 8-K/A.

(P)	Reflects estimated acquisition costs of $125 for the Crossings.

(Q)	The pro forma adjustment for interest expense reflects the following transactions as if they occurred on January 1, 2012: (i) $10,450 of revolving credit facility borrowings, consisting of $7,950 of revolving credit facility borrowings drawn on November 15, 2013 and $2,500 drawn on November 26, 2013 to fund a portion of the purchase price for the acquisition of the Crossings, and (ii) the $10,238 of indebtedness we issued in connection with the Runaway Bay Apartments acquisition in October 2012. The pro forma adjustment was calculated as follows for 2012:

	Indebtedness	Interest Rate	Pro Forma Interest Expense
Line of Credit borrowings (1)	$10,450	2.99%	$312
Runaway Bay (2)	10,238	3.59%	290

Total/Weighted Average	$20,688	3.29%	$602

(1)	Interest on the line of credit accrues at an annual rate of 1 month LIBOR plus 275 basis points. The interest rate above reflects an average 1 month LIBOR of 0.24% for 2012.
(2)	Runaway Bay Apartments was acquired on October 11, 2012. As such, interest expense from October 11, 2012 through December 31, 2012 is included in our historical operating results. The pro forma interest expense adjustment, therefore, includes the period from January 1, 2012 to October 10, 2012.

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of McGladrey LLP.